Exhibit 10(dd)

                                    AGREEMENT

         This Agreement is entered into as of January 31, 2006 by and between Warrantech Corporation ("Warrantech"), and William Tweed ("Tweed").

                           WHEREAS, Tweed paid Warrantech the exercise price of
certain options to acquire shares of Warrantech common stock, par value $.007 per share, by the delivery of a promissory note dated as of July 6, 1998 (the "Original Note"); and

                           WHEREAS, the Original Note was amended and restated
as set forth in an amended and restated promissory note dated February 1, 2000 (the "Amended Note"); and

                           WHEREAS, the Amended Note was amended and restated as
set forth in an amended and restated promissory note dated July 24, 2002 (the "Outstanding Note"); and

                           WHEREAS, pursuant to a Pledge Agreement dated as of
February 1, 2000 (the "Pledge Agreement"), Tweed pledged 963,775 shares of Warrantech common stock (the "Pledged Shares") to secure the repayment of the principal amount of, and accrued interest on, the Original Note; and

                           WHEREAS, the current principal amount of the
Outstanding Note, $3,189,675, bears interest at the rate of 4.6% per annum,; and

                           WHEREAS, the interest accrued and outstanding under
the Outstanding Note as of January 31, 2006 is $148,033.05 (the "Accrued Interest") and is payable on January 31, 2006.

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter contained, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, Warrantech and Tweed hereby agree as set forth in this Agreement.

         1. Transfer of Shares. In payment of the Accrued Interest, Tweed, as of February 1, 2006, shall surrender to Warrantech 211,476 shares of common stock of Warrantech owned by Tweed (the "Surrendered Shares") at an exchange rate of $.70 per share.

         2. Shares to be Transferred. At the sole option of Tweed, the Surrendered Shares may consist of the Pledged Shares or other shares of common stock of Warrantech owned by Tweed, provided, however, that, if Tweed uses Pledged Shares for the payment of the Accrued Interest, Tweed shall, simultaneously with the execution of this Agreement, transfer to Warrantech 211,476 shares of other common stock of Warrantech owned by Tweed in order to replace the Pledged Shares used by Tweed to pay the Accrued Interest.
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         2.       Closing.

                  (a) The closing of the transfer of the Surrendered Shares (the "Closing") shall occur within ten (10) days after the execution of this Agreement by Tweed and Warrantech and the Agreement shall be effective as of February 1, 2006. At the Closing, Tweed shall deliver to Warrantech a certificate evidencing the Surrendered Shares, along with stock powers executed in blank.

                  (b) At the Closing, title to the Surrendered Shares shall pass from Tweed to Warrantech. At the Closing, all of the representations and warranties of each party set forth below shall be true and correct as if made at the Closing. The representations and warranties set forth below shall survive the Closing for thirty months.

         3. Representations and Warranties of Warrantech. Warrantech represents and warrants to Tweed as follows:

                  (a) Warrantech is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Warrantech has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Warrantech of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action, and no other act or proceeding on the part of Warrantech or its stockholders will be necessary to authorize the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby.

                  (b) Warrantech's execution and performance under this Agreement is not limited or prohibited by, and will not cause a breach of, constitute a default under, result in the termination or acceleration of, terminate, modify or cancel, or require any notice under Warrantech's certificate of incorporation, bylaws, or any other agreement or understanding to which Warrantech is a party, and this Agreement represents a valid and binding obligation of Warrantech, enforceable against it in accordance with its terms.

                  (c) There are no actions, suits, proceedings, orders or investigations pending or, to the best of Warrantech's knowledge, threatened against or affecting Warrantech, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could adversely affect Warrantech's performance under this Agreement or the consummation of the transactions contemplated hereby.

                  (d) Except for a Current Report on Form 8-K relating to this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no permit, consent, approval or authorization of, or declaration to or filing with, any governmental or regulatory authority, any court or any other party or person is required in connection with the execution, delivery or performance of this Agreement by Warrantech or the consummation by Warrantech of the transactions contemplated hereby.

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

                  (e) The representations and warranties set forth in this Agreement are the only representations and warranties made by Warrantech with respect to the transactions contemplated hereby.

                  (f) The Company has no present intention to file for bankruptcy under the U.S. Bankruptcy Code or similar state laws.

         4. Representations and Warranties of Tweed. Tweed hereby represents and warrants to Warrantech as follows:

                  (a) Tweed has legal capacity to execute and deliver this Agreement and to perform his obligations hereunder. No other act or proceeding on the part of Tweed will be necessary to authorize the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby.

                  (b) Tweed's execution and performance under this Agreement is not limited or prohibited by, and will not cause a breach of, constitute a default under, result in the termination or acceleration of, terminate, modify or cancel, or require any notice under any other agreement or understanding to which Tweed is a party (other than the Outstanding Note and the Pledge Agreement) and this Agreement represents a valid and binding obligation of Tweed, enforceable against it in accordance with its terms.

                  (c) There are no actions, suits, proceedings, orders or investigations pending or, to the best of Tweed's knowledge, threatened against or affecting Tweed, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could adversely affect Tweed's performance under this Agreement or the consummation of the transactions contemplated hereby.

                  (d) Except for any required filings pursuant to Sections 13(d), 13(g) or 16(a) under the Exchange Act, no permit, consent, approval or authorization of, or declaration to or filing with, any governmental or regulatory authority, any court or any other party or person is required in connection with the execution, delivery or performance of this Agreement by Tweed or the consummation by Tweed of the transactions contemplated hereby.

                  (e) Tweed holds of record and owns beneficially all of the Surrendered Shares free and clear of any liens, claims, encumbrances or any other restrictions on transfer, other than those arising under the Outstanding Note and the Pledge Agreement. Except for this Agreement, Tweed is not a party to any option, warrant, right, contract, call, put or other agreement or commitment providing for the disposition or acquisition of any Surrendered Shares or any options exercisable for Surrendered Shares. Tweed is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any Surrendered Shares. At the Closing, by acquiring the Surrendered Shares as contemplated by this Agreement, Warrantech shall receive good and marketable title to all of the Surrendered Shares free and clear of all liens, claims or encumbrances.

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

                  (f) Tweed understands that (i) he is entering into a transaction with Warrantech involving the acquisition by Warrantech of its own securities; (ii) Tweed has made his own evaluation of the merits of the transaction, including a review of Warrantech's filings with the Securities and Exchange Commission; and (iii) Warrantech may possess information relating to itself which is material and is not known to the public or Tweed.

                  (g) The representations and warranties set forth in this Agreement are the only representations and warranties made by Tweed with respect to the transactions contemplated hereby.

                  (g) Tweed has had the opportunity to consult with an attorney of his personal choosing to obtain legal advice concerning this agreement and is not relying on the advice of Warrantech or any attorneys representing Warrantech in connection with the legal, tax or other implications concerning this Agreement.

         7. Notices. All notices and other communications required or desired to be given pursuant to this Agreement will be given in writing and will be deemed duly given upon personal delivery, or on the third day after mailing if sent by registered or certified mail, postage prepaid, return receipt requested, or on the day after mailing if sent by a nationally recognized overnight delivery service which maintains records of the time, place and recipient of delivery, or upon receipt of an electronically confirmed transmission if sent by telex, telecopy or facsimile transmission, and in each case if addressed as follows, as the same may be changed from time to time by any party in accordance with this Section:


                                    If to Warrantech:
                                    -----------------


                                         Warrantech Corporation
                                         2200 Highway 121, Suite 100
                                         Bedford, Texas 76021
                                         Attention:  Joel San Antonio, President
                                         Facsimile:  (817) 785-5550


                                         With a copy to:

                                         Tannenbaum Helpern Syracuse &
                                             Hirschtritt LLP
                                         900 Third Avenue
                                         NY, NY 10022
                                         Attention: Ralph A. Siciliano
                                         Facsimile: (212 374-1084

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

                                    If to Tweed:
                                    ------------


                                         Mr. William Tweed
                                         Margueritaville
                                         Lance Aux Epines
                                         St. Georges
                                         Grenada, West Indies


         5. Miscellaneous. In interpreting, construing and administering this Agreement, Warrantech and Tweed hereby agree as follows:

                  (a) This Agreement represents the entire agreement and understanding of the parties with regard to the subject matter hereof, and supersedes all prior and contemporaneous oral or written agreements with regard to such subject matter.

                  (b) This Agreement may not be terminated, discharged or modified except by delivery of a written document signed by Warrantech and Tweed.

                  (c) Tweed and Warrantech each agree to execute and deliver such documents and to take such further action as the other party may reasonably request in order to effectuate the transactions described in this Agreement.

                  (d) The headings of the paragraphs of this Agreement are for convenience only and shall not constitute a part hereof.

                  (e) This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which shall constitute one and the same instrument.

                  (f) Except as specifically set forth herein, no party may assign or delegate its rights or obligations under this Agreement without the prior written consent of the other party. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; including, without limitation, any future owners of Warrantech.

                  (g) This Agreement shall be construed and enforced pursuant to the laws and decisions of the state of New York, without regards to principles of conflicts of laws. The parties irrevocably submit to the non-exclusive jurisdiction of any state or federal court located in New York, New York, in any action arising in connection with this Agreement, including, but not limited to, any action challenging the validity of this Agreement. The prevailing party in any such action shall be entitled to be paid by the other party its reasonable attorney's fees and expenses incurred as a result of such action and the investigation thereof, in addition to any other rights and remedies.

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                  (h)      Warrantech shall provide its commercially reasonable
cooperation to Tweed in providing information with respect to any securities law filings required by Tweed.

                  (i) The parties acknowledge that the recitals set forth at the beginning of this Agreement are true and correct and shall be incorporated by reference into the body of this Agreement.

                                  [END OF PAGE]

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

         IN WITNESS WHEREOF, Warrantech and Tweed have entered into this Agreement as of the date first written above.

                                             Warrantech Corporation




                                             By: /s/ JOEL SAN ANTONIO
                                                 -------------------------------
                                                 Name:  Joel San Antonio
                                                 Title: Chief Executive Officer


                                                 /s/ WILLIAM TWEED
                                                 -------------------------------
                                                 William Tweed

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